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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 13, 2005
                                                         -----------------


                           CAMCO FINANCIAL CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                     0-25196                 51-0110823
        ------------                 ----------               ------------
(State or other jurisdiction    (Commission File No.)    (IRS Employer I.D. No.)
      of incorporation)

                    6901 Glenn Highway, Cambridge, Ohio 43725
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:         (740) 435-2020
                                                    ----------------------------


                                 Not Applicable
                       ----------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01.        Entry into a Material Definitive Agreement.

         On December 13, 2005, the Board of Directors increased the fees paid to non-employee Directors of Camco and its wholly-owned subsidiary, Advantage Bank. The Board approved the following compensation for non-employee Directors of Camco and Advantage Bank: Each Director shall receive a retainer of $5,000 per year for service on Camco's Board and $6,000 per year for service on Advantage Bank's Board, all of which shall be paid in Camco stock through the Director Deferred Compensation Plan. Each Director also shall receive $1,250 for each Camco Board meeting attended and $500 for each Advantage Bank Board meeting attended, with one paid absence per year. Non-employee Directors who serve on a committee of Camco or Advantage's Board will receive a fee of $300 for each committee meeting attended, except that if the committee meeting is held on a different day than a Board of Directors' meeting, the fee is $400. The chairs of the Audit & Risk Management Committee and the Corporate Governance Committee shall receive an additional $300 per meeting attended. The chairs of the Executive Loan Committee and Compensation Committee shall receive an additional $200 per meeting attended.

SECTION 8 - OTHER EVENTS

Item 8.01.        Other Events.

                  On December 14, 2005, Camco Financial Corporation issued a news release announcing a dividend on its common stock. The news release is attached hereto as Exhibit 99.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01         Financial Statements and Exhibits.

         (a)      Financial statements of business acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable.

         (c)      Exhibits.

                  Exhibit No.                  Description

                      99 News Release of Camco Financial Corporation dated December 14, 2005





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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           CAMCO FINANCIAL CORPORATION



                                           By:  /s/ Richard C. Baylor
                                                --------------------------------
                                                Richard C. Baylor
                                                 Chief Executive Officer


Date: December 15, 2005




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